SED INTERNATIONAL

ACCOUNTABILITY

DEDICATION

EXCELLENCE

PARTNERSHIP

TEAMWORK



Investor Presentation
March 2011

SED International Holdings, Inc. (SED)

Forward Looking Statements

Statements made in this presentation that are not historical or current facts are "forward-looking statements." These statements often can be identified by the use of terms such as "may," "will," "expect," "believes," "anticipate," "estimate," "approximate" or "continue," or the negative thereof. The Company wishes to caution the audience not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management's best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond the control of the Company that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. These factors include adverse economic conditions, entry of new and stronger competitors, inadequate capital, unexpected costs, failure to gain product approval in foreign countries and failure to capitalize upon access to new markets. The Company disclaims any obligation to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events. These factors and others are discussed in the "Management's Discussion and Analysis" section of the Company's reports on Form 10-K for the fiscal year ended June 30, 2010 and and quarterly 10-Q reports.

SED INTERNATIONAL

SED Overview

CELEBRATING 1980-2010 30 YEARS IN BUSINESS SED INTERNATIONAL

Established Multi-national Technology Distribution Leader	• 30+ year operating history; publically held since 1986 • Headquartered near Atlanta with operations in the US and Latin America
Custom-tailored Supply Chain Management Solutions	• Microcomputer and consumer electronics products • Unparalleled customer service - 10,000+ customers; 170 vendors
Track Record of Growth	• FY 2010: Sales grew 14.6% to $541.7M • 1H 2011: Net income increased to $1.6M, or $0.32 diluted EPS vs. $0.7M or $0.16 diluted EPS in 1H 2010*
Proven Leadership Executing Key Growth Initiatives	• Highly experienced, dynamic leadership implementing strategic initiatives to increase sales and gross profit margins

SED INTERNATIONAL

** Q2 fiscal 2010 results exclude $1.6M one-time employment contract settlement expense*

Dynamic Leadership

DEEP INDUSTRY AND MANAGEMENT EXPERIENCE

Jonathan Elster	President & CEO	15-year SED veteran
Stan Baumgartner	CFO & Senior VP	20+ years senior financial/strategic experience, Fortune 500 CFO
Jim Overwyk	VP of Operations	30+ years senior level operations and customer service experience
Daniel Greenlee	VP of Sales	30 years sales and marketing experience in distribution, retail and telecom
Dave Burroughs	VP of Strategic Sales	20 years SED; 29 years distribution and IT industry experience
Tom Roper	VP and GMM, Consumer Electronics	3 year SED; 30 years retail and distribution experience in CE and Small Appliances
Barry Diamond	VP of Product Management	23-year SED; 30+ years wireless and electronics industry experience
Yvonne Portuondo	VP of Latin America	11 years SED; 25 years Latin American distribution experience
Lyle Dickler	VP of Finance	6-year SED; 20 years financial expertise
Rob Kalman	VP of Marketing	8 years SED; 28 years IT distribution sales and marketing experience

Where We Fit In The Chain

Ensuring a seamless & efficient route from manufacturer to end-user


Canon
hp
SONY
Panasonic
acer
WD Western Digital
SAMSUNG
lenovo
Seagate
Microsoft
cisco
ASUS
SED INTERNATIONAL
VAR's
Retailers
E-Commerce
DMR's
End-User

*Superior Service * Customized Attention * Quick & Accurate Shipping*

Investment Opportunity

- **Our Performance:** Seven consecutive quarters of profitability* with strong fundamentals and growing revenue base
- **The SED Advantage:** Sales driven organization targeting a unique customer base through superior customer service and a focused vendor strategy
- **Industry Leading Vendors & Diverse Customer Base:** Ensuring an efficient route to market for a diverse customer base through solid relationships with industry leading vendors
- **Geographic Diversity & Varied Product Mix:** A mitigated risk profile through geographic diversification and an expansive product mix
- **Solid Record of Growth:** Executing on an aggressive growth strategy to increase sales, gross profit margin, and improve operational efficiency

SED INTERNATIONAL

** Q2 fiscal 2010 results exclude $1.6M one-time employment contract settlement expense*

Increasing Profitability


$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
($200,000)
($400,000)
($600,000)
($800,000)
Operating Income (Loss)
Net Income (Loss)
Q2 FY09
Q3 FY09
Q4 FY09
Q1 FY10
Q2 FY10*
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11

* Q2 fiscal 2010 results exclude $1.6M one-time employment contract settlement expense

Fiscal year end: June 30

Quarterly Revenue



(In Millions)
$175
$150
$125
$100
$75
$50
$25
$0
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11

YOY Growth (%):	(3)	(7)	10	6	29	21	5	11	12

Fiscal Year End: June 30

SED INTERNATIONAL

Cash Conversion Metrics & Balance Sheet Highlights

	June 30, 2010	December 31, 2010
Trades Receivables, Net of Allowance	$53.9M	$60.1M
DSO	36 Days	34 Days
Inventories	$47.9M	$54.9M
DIO	33 Days	34 Days
Inventory Turnover	12.5	10.9
Accounts Payable	$62.0M	$63.6M
Cash Conversion Cycle	26 Days	23 Days
Total Shareholders' Equity	$20.0M	$21.3M

ROIC for 2Q fiscal 2011: 6.5%

SED INTERNATIONAL

Our Model: How We Compete

UNIQUE CUSTOMER BASE

Focused on: Small to mid-sized VAR, system builder, independent retailer, e-commerce, specialty

Unique customer base with minimal competitor overlap

* The majority of SED customers **depend on distribution** as their primary supply source

SERVICE IS #1 DIFFERENTIATOR

60% of customers identify service and support as the primary reason they do business with SED

SED caters to SMB resellers while most competitors divert resources to larger low margin business

WORLD-CLASS CUSTOMER SERVICE

FOCUSED VENDOR STRATEGY

SALES DRIVEN ORGANIZATION

THE RIGHT VENDOR PARTNERS

Strategically selected vendors to provide "good, better, best" solutions within categories

Focused vendor model **maximizes value** to each supplier

PROVEN SALES MODEL

~85% of SED's business is generated by outbound phone calls

Sales and marketing personnel = ~40% of total headcount

SED INTERNATIONAL

Partner and Solutions-Oriented Approach

Best-in Class Customer Service Provides High Customer Return Rates

Superior Customer Service & Support

- Flexible Credit Terms and Conditions
- SED Rewards™
- Floor Planning
- Same-Day Shipping
- Competitive Pricing
- Exclusive Manufacturer Incentives
- Special Promotions
- New Business Development Webinars/Events
- Personal, Customized Attention

Custom-Tailored Supply Chain Management Solutions

- Pick, Pack and Ship
- Internet Order Fulfillment Services
- Inventory Management
- Vendor Compliance and Order Management
- Freight Transportation Coordination and Management

SED INTERNATIONAL

Major Vendors, Customers and Partners

Key Vendors	
Western Digital	acer
Samsung	lenovo
Cisco	Canon
hp	ASUS
Panasonic	SONY
Microsoft	Seagate

Key Customers and Industry Partners	
amazon.com	Walmart Save money. Live better.
CDW	QVC
HSN	nationwide marketing group APPLIANCES • AUDIO/VIDEO • FURNITURE
CEA	TigerDirect.com

Over 10,000 customers and 170 vendor partners and growing
No single customer accounts for more than 10% of revenues

Diverse Customer Mix

Percentage of Revenue 1H 2011


U.S. Domestic
22%
18%
16%
26%
18%
E-Commerce
Retailer
VAR
DMR
Other
Latin America*
8%
23%
41%
27%
Retailer
Exporter
VAR
Other

*Latin America customer mix includes U.S. export revenues

Mitigating Risk: Geographic Diversification

1H FY11 Revenue Mix

U.S. Domestic: 64%
Exports: 13%
Latin America: 23%



Los Angeles
(US Distribution)
Dallas
(US Distribution)
Atlanta
(US Distribution)
Miami
(US Distribution/Caribbean and Latin Am. Export)
Bogota
(Latin Am. Distribution)
Buenos Aires
(Latin Am. Distribution)

U.S. Domestic
Operations in 4 Locations

- Established national distribution business across all product segments
- US domestic sales, including exports, increased 8.6% YOY to $123.1M in 2Q FY11
- Export sales: $20.3M in 2Q FY11
- Enhanced automation and reconfigured warehouses at select facilities

Latin America
Operations in 2 Locations

- Established in-country distribution in emerging market
- Latin American sales increased nearly 25.1% to $33.9M in 2Q FY11
- Named most profitable IT distributor in Colombia (May 2010 issue of Computer World Colombia)
- Established distribution centers in Colombia and Argentina

SED INTERNATIONAL

Diverse Product Mix


MSI
X58



	Computer Products*	Consumer Electronics**
FY 2010 Revenue	$463.3M	$78.4M
YOY % change	11%	41%
1H FY 2011 Revenue	$261.6M	$37.0M
YOY % change	16.2%	(14.4%)

Over 17,000 products and Across Categories
The Latest Products From The Best Names in the Business

*Includes handling revenue
**Includes wireless and small appliances

Strategic Growth Initiatives

Expand Customer Base and Sales

- Enhance e-commerce channels
- Improve sales training and skills development
- Continue to grow line-card to address large growth markets and trends

Increase Margins and Income

- Utilize Activity Based Costing model to optimize profitability decision-making process
- Align cost structure with revenue stream – maintain tight expense controls
- Expand higher margin offerings

Improve Organizational Efficiencies

- Increase warehouse efficiencies
- Evaluate distribution point strategies
- Refine HR organization & integrate Latin America reporting

SED INTERNATIONAL

Recent Achievements

Customers and Sales

- Increased revenue by 11.8% to $157.0M in 2Q FY11
- Expanded sales team and implemented training/skills development
- Expanded line-card with key vendors and grew customer base in 1H FY11

Margins and Income

- 2Q FY10: Improved gross margins by 68 basis points YOY and 79 basis points sequentially
- 2Q FY11: Grew operating income to $1.2M vs. $0.4M in 2Q FY10*
- 1H FY11: Increased net income to $1.6M or $0.32 diluted EPS vs. $0.7M or $0.16 in 1H FY10*

Organizational

- Hired new CFO with key financial and public company experience
- Reconfigured warehouses at select facilities & enhanced automation
- Introduced packaging standardization

SED INTERNATIONAL

* Q2 fiscal 2010 results exclude $1.6M one-time employment contract settlement expense

Investment Summary

- Established, multi-national technology distribution leader
- Proven business strategy: Focus on under-served market segments yields competitive market share and limited competition
- Mitigated risk profile with low level of customer concentration and diverse products/services
- Proven track record of growth with seven consecutive quarters of profitability* and improving margins
- Growing revenue and income: 1H FY11 sales increased 11.3% to $298.6M and net income grew to $1.6M or $0.32 diluted EPS
- Key growth initiatives to expand sales, margins and income

SED INTERNATIONAL

* Q2 fiscal 2010 results exclude $1.6M one-time employment contract settlement expense
Fiscal year end: June 30